Contact: LeeAnn Gephart, Chief Banking Officer	First Citizens Community Bank
570-662-0422	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited first quarter 2023 financial results

MANSFIELD, PENNSYLVANIA— April 27, 2023 – Citizens Financial Services, Inc. (NASDAQ: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three months ended March 31, 2023.

Highlights

•	Citizens Financial Services, Inc. has received regulatory approval for the acquisition of HV Bancorp, Inc.(“HVB”), with the transaction expected to close on June 16, 2023.

•
Net income was $6.9 million for the three months ended March 31, 2023, which is 1.9% more than the net income for 2022’s comparable period. The increase was due to an increase in net interest income. The effective tax rate for the three months ended March 31, 2023 was 19.0% compared to 17.9% in the comparable period in 2022, with the increase being due an increase in income before the provision of income taxes of $264,000 and certain merger and acquisition expenses not being tax deductible.

•	Net interest income before the provision for credit losses was $18.1 million for the three months ended March 31, 2023, an increase of $1,818,000, or 11.2%, over the same period a year ago.

•	Return on average equity for the three months (annualized) ended March 31, 2023 was 11.49% compared to 12.46% for the three months (annualized) ended March 31, 2022.

•	Return on average tangible equity for the three months (annualized) ended March 31, 2023 was 13.30% compared to 14.70% for the three months (annualized) ended March 31, 2022 (non-GAAP). (1)

•	Return on average assets for the three months (annualized) ended March 31, 2023 was 1.16% compared to 1.26% for the three months (annualized) ended March 31, 2022.

•
Non-performing assets increased $1,952,000 since March 31, 2022 and total $10,905,000 as of March 31, 2023, which is $3.4 million higher than the balance at December 31, 2022, and is due to two commercial loan relationships, secured by real estate, being placed on non-accrual status during the first quarter of 2023. As a percent of loans, non-performing assets totaled 0.63%, 0.43% and 0.61% as of March 31, 2023, December 31, 2022 and March 31, 2022.

First Quarter of 2023 Compared to the First Quarter of 2022

•
For the three months ended March 31, 2023, net income totaled $6,867,000 which compares to net income of $6,740,000 for the comparable period of 2022, an increase of $127,000 or 1.9%.  Basic earnings per share of $1.73 for the three months ended March 31, 2023 compares to $1.69 for the 2022 comparable period. Annualized return on equity for the three months ended March 31, 2023 and 2022 was 11.49% and 12.46%, while annualized return on assets was 1.16% and 1.26%, respectively.

•
Net interest income before the provision for credit losses for the three months ended March 31, 2023 totaled $18,080,000 compared to $16,262,000 for the three months ended March 31, 2022, resulting in an increase of $1,818,000, or 11.2%. Average interest earning assets increased $211.6 million for the three months ended March 31, 2023 compared to the same period last year as a result of growth in investments and organic loan growth funded by borrowings.  Average loans increased $279.0 million, while average investment securities increased $46.8 million. The tax effected net interest margin for the three months ended March 31, 2023 was 3.30% compared to 3.27% for the same period last year. The yield on interest earning assets increased 98 basis points to 4.56%, while the cost of interest bearing liabilities increased 1.25% to 1.65% due to the rise in market interest rates and competitive pressure.

•	Due to limited loan activity in the first quarter of 2023, no provision was recorded for the first quarter of 2023 compared to a provision of $250,000 for the first quarter of 2022.

•
Total non-interest income was $2,174,000 for the three months ended March 31, 2023, which is $257,000 less than the comparable period last year.  The primary drivers were an increase in the  loss on equity securities of $173,000 as a result of market performance when comparing 2023 to 2022 and gains on loans sold which decreased $60,000 due to a decrease in refinancing activity with the rise in market rates that occurred throughout 2022 and the first quarter of 2023.

•
Total non-interest expenses for the three months ended March 31, 2023 totaled $11,778,000 compared to $10,231,000 for the same period last year, which is an increase of $1,547,000, or 15.1%. Salary and benefit costs increased $764,000 due to an additional 8.4 FTEs and merit increases for 2022 as well as an increase in health insurance costs of $209,000. The increase in ORE expenses of $393,000 is due to gains on the sale of ORE properties that totaled $487,000 in 2022. The gains for 2023’s first quarter total $25,000. Merger and acquisitions costs for the merger with HVB totaled $244,000 and include professional and consulting fees, printing and travel related expenses.

•
The provision for income taxes increased $137,000 when comparing the three months ended March 31, 2023 to the same period in 2022 as a result of an increase in income before income tax of $264,000.  The effective tax rate was 19.0% and 17.9% for the three months ended March 31, 2023 and 2022, respectively. It should be noted the certain merger and acquisition expenses are not tax-deductible.

Balance Sheet and Other Information:

•
At March 31, 2023, total assets were $2.34 billion compared to $2.33 billion at December 31, 2022 and $2.18 billion at March 31, 2022. The loan to deposit ratio as of March 31, 2023 was 95.77% compared to 93.54% as of December 31, 2022 and 78.69% as of March 31, 2022.

•
Available for sale securities of $443.4 million at March 31, 2023 increased $3.9 million from December 31, 2022 and decreased $18.1 million from March 31, 2022. The yield on the investment portfolio increased from 1.70% to 2.12% on a tax equivalent basis due to securities purchased in 2022 during a higher rate environment. Investment activity has been limited in the first quarter of 2023 as we prepare for the merger with HVB.

•
Net loans as of March 31, 2023 totaled $1.71 billion and increased $1.8 million from December 31, 2022, due to a decrease in the allowance for credit losses - loans as a result of implementing the current expected credit losses (CECL) accounting standard, effective January 1, 2023. In comparison to March 31, 2022, loans have grown $247.1 million, or 16.9%.

•
The allowance for credit losses - loans totaled $15,250,000 at March 31, 2023 which is a decrease of $3,302,000 from December 31, 2022 and is due to implementing the CECL accounting standard, effective January 1, 2023. Due to limited loan activity during the first quarter of 2023, no provision was recorded. Loan recoveries and charge-offs were $5,000 and $7,000, respectively, for the three months ended March 31, 2023. The allowance as a percent of total loans was 0.88% as of March 31, 2023 and 1.08% as of December 31, 2022.

•
Deposits decreased $44.5 million from December 31, 2022, to $1.80 billion at March 31, 2023. With the rise in interest rates, competitive pressure for deposits has increased. Additionally, we have numerous state and political organizations as customers who are utilizing funds during the first quarter of 2023 for various projects and bond payments. We have not lost any major deposit customers during the first quarter of 2023.

•
Stockholders’ equity totaled $213.2 million at March 31, 2023, compared to $200.1 million at December 31, 2022, an increase of $13.1 million. Excluding accumulated other comprehensive loss (AOCI), stockholders equity increased $6.7 million and totals $240.0 million. The increase in stockholders equity, excluding AOCI, was attributable to net income for the three months ended March 31, 2023 totaling $6.9 million, offset by cash dividends for the first quarter totaling $1.9 and an increase of $1.8 million attributable to the CECL adjustment made effective January 1, 2023. As a result of changes in market interest rates impacting the fair value of investment securities and swaps, AOCI increased $6.4 million from December 31, 2022.

Dividend Declared

On February 28, 2023, the Board of Directors declared a cash dividend of $0.485 per share, which was paid on March 31, 2023 to shareholders of record at the close of business on March 10, 2023. This quarterly cash dividend is an increase of 3.1% over the regular cash dividend of $0.470 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2022.

Citizens Financial Services, Inc. has nearly 1,900 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of GAAP and non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The
	Three Months Ended
	March 31,
	2023	2022
Income and Performance Ratios
Net Income	$ 6,867	$ 6,740
Return on average assets (annualized)	1.16%	1.26%
Return on average equity (annualized)	11.49%	12.46%
Return on average tangible equity (annualized) (a)	13.30%	14.70%
Net interest margin (tax equivalent)(a)	3.30%	3.27%
Earnings per share - basic (b)	$ 1.73	$ 1.69
Earnings per share - diluted (b)	$ 1.73	$ 1.69
Cash dividends paid per share (b)	$ 0.485	$ 0.470
Number of shares used in computation - basic (b)	3,966,161	3,977,911
Number of shares used in computation - diluted (b)	3,966,166	3,977,968

Asset quality
Allowance for credit losses - loans	$ 15,250	$ 17,556
Non-performing assets	$ 10,873	$ 8,953
Allowance for credit losses - loans/total loans	0.88%	1.19%
Non-performing assets to total loans	0.63%	0.61%
Annualized net (recoveries) charge-offs to total loans	0.00%	0.00%

Equity
Book value per share (b)	$ 60.44	$ 54.61
Tangible Book value per share (a) (b)	$ 52.24	$ 46.34
Market Value (Last reported trade of month)	$ 83.55	$ 63.50
Common shares outstanding	3,971,049	3,944,347

Other
Average Full Time Equivalent Employees	313.2	304.7
Loan to Deposit Ratio	95.77%	78.69%
Trust assets under management	$ 156,599	$ 156,245
Brokerage assets under management	$ 294,925	$ 280,635

Balance Sheet Highlights	March 31,	December 31,	March 31,
	2023	2022	2022

Assets	$ 2,335,398	$ 2,333,393	$ 2,177,887
Investment securities	445,338	441,714	463,915
Loans (net of unearned income)	1,723,475	1,724,999	1,478,695
Allowance for credit losses - loans	15,250	18,552	17,556
Deposits	1,799,687	1,844,208	1,879,090
Stockholders' Equity	213,238	200,147	202,745

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,	December 31,	March 31,
(in thousands except share data)	2023	2022	2022
ASSETS:
Cash and due from banks:
Noninterest-bearing	$ 24,249	$ 24,814	$ 30,934
Interest-bearing	1,924	1,397	83,181
Total cash and cash equivalents	26,173	26,211	114,115

Interest bearing time deposits with other banks	6,055	6,055	10,528

Equity securities	1,923	2,208	2,444

Available-for-sale securities	443,415	439,506	461,471

Loans held for sale	671	725	644

Loans (net of allowance for credit losses - loans: $15,250 at March 31, 2023;
$18,552 at December 31, 2022 and $17,556 at March 31, 2022)	1,708,225	1,706,447	1,461,139

Premises and equipment	17,588	17,619	16,852
Accrued interest receivable	7,176	7,332	5,414
Goodwill	31,376	31,376	31,376
Bank owned life insurance	39,573	39,355	38,710
Other intangibles	1,181	1,272	1,547
Fair value of derivative instruments	14,197	16,599	10,816
Deferred tax asset	10,786	12,886	8,080
Other assets	27,059	25,802	14,751

TOTAL ASSETS	$ 2,335,398	$ 2,333,393	$ 2,177,887

LIABILITIES:
Deposits:
Noninterest-bearing	$ 369,658	$ 396,260	$ 366,820
Interest-bearing	1,430,029	1,447,948	1,512,270
Total deposits	1,799,687	1,844,208	1,879,090
Borrowed funds	288,059	257,278	68,214
Accrued interest payable	1,768	1,232	714
Fair value of derivative instruments - liability	8,234	9,726	6,448
Other liabilities	24,412	20,802	20,676
TOTAL LIABILITIES	2,122,160	2,133,246	1,975,142
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2023 or 2022	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at March 31, 2023, December 31, 2022 and
March 31, 2022: issued 4,427,687 at March 31, 2023 and December 31, 2022 and
4,388,901 at March 31, 2022	4,428	4,428	4,389
Additional paid-in capital	80,926	80,911	78,396
Retained earnings	171,629	164,922	150,876
Accumulated other comprehensive loss	(26,762)	(33,141)	(14,765)
Treasury stock, at cost: 456,638 at March 31, 2023 and 456,478 shares
at December 31, 2022 and 444,554 shares at March 31, 2022	(16,983)	(16,973)	(16,151)
TOTAL STOCKHOLDERS' EQUITY	213,238	200,147	202,745
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 2,335,398	$ 2,333,393	$ 2,177,887

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2023	2022
INTEREST INCOME:
Interest and fees on loans	$ 22,549	$ 15,920
Interest-bearing deposits with banks	71	116
Investment securities:
Taxable	1,556	1,112
Nontaxable	617	583
Dividends	314	84
TOTAL INTEREST INCOME	25,107	17,815
INTEREST EXPENSE:
Deposits	3,939	1,275
Borrowed funds	3,088	278
TOTAL INTEREST EXPENSE	7,027	1,553
NET INTEREST INCOME	18,080	16,262
Provision for credit losses	-	250
NET INTEREST INCOME AFTER
PROVISION FOR CREDIT LOSSES	18,080	16,012
NON-INTEREST INCOME:
Service charges	1,211	1,248
Trust	230	249
Brokerage and insurance	514	481
Gains on loans sold	45	105
Equity security losses, net	(218)	(45)
Earnings on bank owned life insurance	218	207
Other	174	186
TOTAL NON-INTEREST INCOME	2,174	2,431
NON-INTEREST EXPENSES:
Salaries and employee benefits	7,677	6,913
Occupancy	835	794
Furniture and equipment	151	129
Professional fees	381	339
FDIC insurance expense	300	135
Pennsylvania shares tax	298	339
Amortization of intangibles	31	40
Software expenses	351	341
ORE expenses (income)	26	(367)
Merger and acquisition expenses	244	-
Other	1,484	1,568
TOTAL NON-INTEREST EXPENSES	11,778	10,231
Income before provision for income taxes	8,476	8,212
Provision for income taxes	1,609	1,472
NET INCOME	$ 6,867	$ 6,740

PER COMMON SHARE DATA:
Net Income - Basic	$ 1.73	$ 1.69
Net Income - Diluted	$ 1.73	$ 1.69
Cash Dividends Paid	$ 0.485	$ 0.470

Number of shares used in computation - basic	3,966,161	3,977,911
Number of shares used in computation - diluted	3,966,166	3,977,968

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)		Three Months Ended,
	March 31,	Dec 31,	Sept 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Interest income	$ 25,107	$ 24,352	$ 21,783	$ 19,407	$ 17,815
Interest expense	7,027	5,055	2,937	1,678	1,553
Net interest income	18,080	19,297	18,846	17,729	16,262
Provision for credit losses	-	258	725	450	250
Net interest income after provision for credit losses	18,080	19,039	18,121	17,279	16,012
Non-interest income	2,392	2,368	2,717	2,438	2,476
Investment securities losses, net	(218)	(57)	(25)	(134)	(45)
Non-interest expenses	11,778	11,649	11,614	11,200	10,231
Income before provision for income taxes	8,476	9,701	9,199	8,383	8,212
Provision for income taxes	1,609	1,826	1,655	1,482	1,472
Net income	$ 6,867	$ 7,875	$ 7,544	$ 6,901	$ 6,740
Earnings Per Share Basic	$ 1.73	$ 1.99	$ 1.90	$ 1.74	$ 1.69
Earnings Per Share Diluted	$ 1.73	$ 1.99	$ 1.90	$ 1.74	$ 1.69

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended March 31,
	2023			2022
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Short-term investments:
Interest-bearing deposits at banks	14,129	27	0.78	123,379	46	0.15
Total short-term investments	14,129	27	0.78	123,379	46	0.15
Interest bearing time deposits at banks	6,055	44	3.00	10,957	70	2.59
Investment securities:
Taxable	380,537	1,870	1.97	339,097	1,196	1.41
Tax-exempt (3)	120,413	781	2.59	115,020	738	2.57
Investment securities	500,950	2,651	2.12	454,117	1,934	1.70
Loans: (2)(3)(4)
Residential mortgage loans	212,015	2,704	5.17	200,838	2,331	4.71
Construction loans	85,432	1,139	5.41	61,518	607	4.00
Commercial Loans	935,212	12,325	5.34	767,830	8,582	4.53
Agricultural Loans	344,291	4,253	5.01	350,784	3,749	4.33
Loans to state & political subdivisions	59,318	543	3.71	46,984	367	3.17
Other loans	97,833	1,692	7.01	27,193	349	5.20
Loans, net of discount (2)(3)(4)	1,734,101	22,656	5.30	1,455,147	15,985	4.46
Total interest-earning assets	2,255,235	25,378	4.56	2,043,600	18,035	3.58
Cash and due from banks	7,039			6,393
Bank premises and equipment	17,617			16,976
Other assets	90,409			79,371
Total non-interest earning assets	115,065			102,740
Total assets	2,370,300			2,146,340
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	510,198	1,517	1.21	501,502	319	0.26
Savings accounts	319,408	206	0.26	317,176	74	0.09
Money market accounts	321,178	1,274	1.61	346,073	223	0.26
Certificates of deposit	279,244	942	1.37	322,867	659	0.83
Total interest-bearing deposits	1,430,028	3,939	1.12	1,487,618	1,275	0.35
Other borrowed funds	299,119	3,088	4.19	68,295	278	1.65
Total interest-bearing liabilities	1,729,147	7,027	1.65	1,555,913	1,553	0.40
Demand deposits	375,003			356,444
Other liabilities	27,064			17,569
Total non-interest-bearing liabilities	402,067			374,013
Stockholders' equity	239,086			216,414
Total liabilities & stockholders' equity	2,370,300			2,146,340
Net interest income		18,351			16,482
Net interest spread (5)			2.91%			3.18%
Net interest income as a percentage
of average interest-earning assets			3.30%			3.27%
Ratio of interest-earning assets
to interest-bearing liabilities			130%			131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2023 and 2022. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR CREDIT LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Real estate:
Residential	$ 212,793	$ 210,213	$ 203,673	$ 203,323	$ 201,567
Commercial	878,972	876,569	857,314	798,528	724,876
Agricultural	312,793	313,614	317,761	313,700	305,517
Construction	75,745	80,691	79,154	71,414	66,738
Consumer	87,101	86,650	124,375	50,319	21,460
Other commercial loans	64,133	63,222	66,241	65,772	69,051
Other agricultural loans	32,052	34,832	29,509	32,870	39,904
State & political subdivision loans	59,886	59,208	59,926	59,450	49,582
Total loans	1,723,475	1,724,999	1,737,953	1,595,376	1,478,695
Less: allowance for credit losses - loans	15,250	18,552	18,291	17,570	17,556
Net loans	$ 1,708,225	$ 1,706,447	$ 1,719,662	$ 1,577,806	$ 1,461,139

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$ 1,336	$ 3,317	$ 2,616	$ 2,070	$ 2,096

Non-accrual loans	$ 10,404	$ 6,938	$ 7,118	$ 7,251	$ 7,810
Loans past due 90 days or more and accruing	41	7	93	139	12
Non-performing loans	$ 10,445	$ 6,945	$ 7,211	$ 7,390	$ 7,822
OREO	428	543	877	972	1,131
Total Non-performing assets	$ 10,873	$ 7,488	$ 8,088	$ 8,362	$ 8,953

	Three Months Ended March 31,
Analysis of the Allowance for Credit Losses - Loans	March 31,	December 31,	September 30,	June 30,	March 31,
(In Thousands)	2023	2022	2022	2022	2022
Balance, beginning of period	$ 18,552	$ 18,291	$ 17,570	$ 17,556	$ 17,304
Impact of Adopting ASC 326	(3,300)	-	-	-	-
Charge-offs	(7)	(7)	(14)	(446)	(5)
Recoveries	5	10	10	10	7
Net (charge-offs) recoveries	(2)	3	(4)	(436)	2
Provision for loan losses	-	258	725	450	250
Balance, end of period	$ 15,250	$ 18,552	$ 18,291	$ 17,570	$ 17,556

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	March 31
	2023	2022
Tangible Equity
Stockholders Equity - GAAP	$ 213,238	$ 202,745
Accumulated other comprehensive (income) loss	26,762	14,765
Intangible Assets	(32,557)	(32,923)
Tangible Equity - Non-GAAP	207,443	184,587
Shares outstanding adjusted for June 2022 stock Dividend	3,971,049	3,983,133
Tangible Book value per share	$ 52.24	$ 46.34

	As of
	March 31
	2023	2022
Tangible Equity per share
Stockholders Equity per share - GAAP	$ 53.70	$ 50.90
Adjustments for accumulated other comprehensive loss (income)	6.74	3.71
Book value per share	60.44	54.61
Adjustment for intangible assets	(8.20)	(8.27)
Tangible Book value per share - Non-GAAP	$ 52.24	$ 46.34

	For the Three Months Ended
	March 31
	2023	2022
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$ 207,873	$ 212,517
Average Accumulated Other Comprehensive Loss (Income)	31,213	3,897
Average Intangible Assets	(32,608)	(32,956)
Average Tangible Equity - Non-GAAP	206,478	183,458
Net Income	$ 6,867	$ 6,740
Annualized Return on Average Tangible Equity	13.30%	14.70%

	For the Three Months Ended
	March 31,
Reconciliation of net interest income on fully taxable equivalent basis	2023	2022
Total interest income	$ 25,107	$ 17,815
Total interest expense	7,027	1,553
Net interest income	18,080	16,262
Tax equivalent adjustment	271	220
Net interest income (fully taxable equivalent)	$ 18,351	$ 16,482